UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2019

UNDER ARMOUR, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1020 Hull Street, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (410) 454-6428

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Under Armour, Inc. (the “Company”) was held on May 9, 2019. At the Annual Meeting, the stockholders voted on four proposals and cast their votes as described below. The record date for this meeting was February 22, 2019.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Kevin A. Plank	450,878,894	2,567,852	52,178,336
George W. Bodenheimer	447,462,295	5,984,451	52,178,336
Douglas E. Coltharp	449,993,607	3,453,139	52,178,336
Jerri L. DeVard	424,577,793	28,868,953	52,178,336
Mohamed A. El-Erian	450,538,403	2,908,343	52,178,336
Karen W. Katz	428,769,308	24,677,438	52,178,336
A.B. Krongard	449,343,072	4,103,674	52,178,336
William R. McDermott	364,979,771	88,466,975	52,178,336
Eric T. Olson	428,696,760	24,749,986	52,178,336
Harvey L. Sanders	445,735,798	7,710,948	52,178,336

Proposal 2

The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
378,733,366	74,447,696	265,684	52,178,336

Proposal 3

The stockholders approved the Company’s Third Amended and Restated 2005 Omnibus Long-Term Incentive Plan to increase the number of Class C shares reserved for issuance, among other changes. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
426,884,379	26,297,624	264,743	52,178,336

Proposal 4

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019. The voting results were as follows:

For	Against	Abstain
498,406,662	6,821,968	396,452

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: May 14, 2019	By:	/s/ JOHN P. STANTON
John P. Stanton
Executive Vice President, General Counsel & Secretary